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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 13, 2005



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


          ILLINOIS                      0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                   6431 West Oakton St. Morton Grove, IL 60053
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:  (847) 967-1010

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01   OTHER EVENTS

            On January 13, 2005, Lifeway Foods, Inc. (the "Company") issued a press release announcing that its Board of Directors has approved a stock repurchase program of up to 50,000 shares of the Company's common stock. Under such program, the Company may repurchase up to 50,000 shares of its common stock periodically in open market transactions for a period of one year from the date of the first purchase.

            A copy of this press release is being furnished as an exhibit to this report on Form 8-K and incorporated by reference herein.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            EXHIBIT NO.      DESCRIPTION OF EXHIBIT
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            EXHIBIT 99.1     Press release dated January 13, 2005 - "Lifeway
                             Foods Announces Share Repurchase"










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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005

                                         LIFEWAY FOODS, INC.


                                         By: /s/ Julie Smolyansky
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                                         Julie Smolyansky
                                         Chief Executive Officer, President,
                                         and Director